UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  November 4, 2004

                               Shoe Pavilion, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-23669                94-3289691
(State or Other Jurisdiction            (Commission           (IRS Employer
  of Incorporation)                     File Number)         Identification No.)


1380 Fitzgerald Drive, Pinole CA  94564
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  510-222-4405

 ______________________________________________________________________________

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Item 2.02.  Results of Operations and Financial Condition.

     On November 4, 2004, the Company issued a press release announcing its results for the third quarter and first nine months of 2004

     A copy of the Company's November 4, 2004 press release is attached hereto as Exhibit 99.1.



 Item 9.01. Financial Statements and Exhibits

(c ) Exhibits

Number   Exhibit

      99.1         Press Release issued November 4, 2004.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Shoe Pavilion, Inc.
                                           (Registrant)


Date  November 8, 2004                  By:/s/ John D. Hellmann
                                           ------------------------
                                           John D. Hellmann
                                           Vice President and Chief Financial
                                           Officer


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